EXHIBIT 24.1     Manually executed powers of attorney for each of:

                          Arthur H. Bernstein
                          Edward T. Foote II
                          John A. Georges
                          Vernon E. Jordan, Jr.
                          Howard C. Kauffmann
                          David T. Kearns
                          Lynn M. Martin
                          James W. McLamore
                          Donald V. Seibert
                          Hicks B. Waldron
                          Alva O. Way
                          Mark H. Willes

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Arthur H. Bernstein
                                                   -------------------------
                                                   Arthur H. Bernstein
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Arthur H. Bernstein, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Edward T. Foote II
                                                   -------------------------
                                                   Edward T. Foote II
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Edward T. Foote II, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  John A. Georges
                                                   -------------------------
                                                   John A. Georges
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared John A. Georges, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Vernon E. Jordan, Jr.
                                                   -------------------------
                                                   Vernon E. Jordan, Jr.
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Vernon E. Jordan, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Howard C. Kauffmann
                                                   -------------------------
                                                   Howard C. Kauffmann
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Howard C. Kauffmann, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  David T. Kearns
                                                   -------------------------
                                                   David T. Kearns
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared David T. Kearns, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Lynn M. Martin
                                                   -------------------------
                                                   Lynn M. Martin
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Lynn M. Martin, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  James W. McLamore
                                                   -------------------------
                                                   James W. McLamore
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared James W. McLamore, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Donald V. Seibert
                                                   -------------------------
                                                   Donald V. Seibert
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Donald V. Seibert, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Hicks B. Waldron
                                                   -------------------------
                                                   Hicks B. Waldron
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Hicks B. Waldron, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Alva O. Way
                                                   -------------------------
                                                   Alva O. Way
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Alva O. Way, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/  R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Serge G. Martin and H. Judith Chozianin, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1993 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Midwest Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                   /s/  Mark H. Willes
                                                   -------------------------
                                                   Mark H. Willes
STATE OF FLORIDA                  )
                                  )   ss:
COUNTY OF DADE                    )

Before me personally appeared Mark H. Willes, to me known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he or she executed said instrument for the purposes therein expressed.

Witness my hand and official seal this 18th day of February, 1994.

                                                   /s/   R.D. Rosen
                                                   -------------------------
                                                   NOTARY PUBLIC
My commission expires: